UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 25, 2005


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-115858-41              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2 pursuant to the terms of the Trust Agreement, dated as of Janaury 1, 2005 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, N.A., as trustee.

 On February 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on February 25, 2005 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2005-2
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, N.A., not in its
                            individual capacity but solely as Trustee under the Agreement referred to herein

                       By:   /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                    Title:   Vice President

Date:  March 4, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         February 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on February 25, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-2

                        Statement To Certificateholders
                                 February 25, 2005
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       153,443,000.00    153,443,000.00   2,900,461.95    561,537.58    3,461,999.53      0.00            0.00      150,542,538.05
A2       148,000,000.00    148,000,000.00   2,797,575.45    345,333.33    3,142,908.78      0.00            0.00      145,202,424.55
B1         6,972,000.00      6,972,000.00         742.51     18,131.07       18,873.58      0.00            0.00        6,971,257.49
B2         1,945,000.00      1,945,000.00         207.14      5,141.82        5,348.96      0.00            0.00        1,944,792.86
B3         3,567,000.00      3,567,000.00         379.88     10,136.23       10,516.11      0.00            0.00        3,566,620.12
B4         1,459,000.00      1,459,000.00         155.38      4,183.68        4,339.06      0.00            0.00        1,458,844.62
B5         2,432,000.00      2,432,000.00         259.00      8,272.18        8,531.18      0.00            0.00        2,431,741.00
B6           972,000.00        972,000.00         103.52      4,017.60        4,121.12      0.00            0.00          971,896.48
B7           810,000.00        810,000.00          86.26      2,964.26        3,050.52      0.00            0.00          809,913.74
B8         1,621,000.00      1,621,000.00         172.63      5,932.19        6,104.82      0.00            0.00        1,620,827.37
B9         1,783,000.00      1,783,000.00         189.89      6,525.04        6,714.93      0.00            0.00        1,782,810.11
B10        1,302,547.00      1,302,547.00         138.72      4,766.78        4,905.50      0.00            0.00        1,302,408.28
R                100.00            100.00         100.00          0.60          100.60      0.00            0.00                0.00
P                  0.00              0.00           0.00          0.00            0.00      0.00            0.00                0.00
TOTALS   324,306,647.00    324,306,647.00   5,700,572.33    976,942.36    6,677,514.69      0.00            0.00      318,606,074.67
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A2X1     148,000,000.00    148,000,000.00           0.00    190,118.47      190,118.47      0.00            0.00      145,202,424.55
A2X2     148,000,000.00    148,000,000.00           0.00      6,166.67        6,166.67      0.00            0.00      145,202,424.55
BX        17,347,000.00     17,347,000.00           0.00     13,600.23       13,600.23      0.00            0.00       17,345,152.57
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1       863579KG2       1,000.00000000     18.90253677      3.65958421     22.56212098    981.09746323       A1       4.391501 %
A2       863579KH0       1,000.00000000     18.90253682      2.33333331     21.23587014    981.09746318       A2       2.800000 %
B1       863579KL1       1,000.00000000      0.10649885      2.60055508      2.70705393    999.89350115       B1       3.020000 %
B2       863579KM9       1,000.00000000      0.10649871      2.64360925      2.75010797    999.89350129       B2       3.070000 %
B3       863579KN7       1,000.00000000      0.10649846      2.84166807      2.94816653    999.89350154       B3       3.300000 %
B4       863579KP2       1,000.00000000      0.10649760      2.86749829      2.97399589    999.89350240       B4       3.330000 %
B5       863579KQ0       1,000.00000000      0.10649671      3.40138980      3.50788651    999.89350329       B5       3.950000 %
B6       863579KR8       1,000.00000000      0.10650206      4.13333333      4.23983539    999.89349794       B6       4.249840 %
B7       863579KS6       1,000.00000000      0.10649383      3.65958025      3.76607407    999.89350617       B7       4.391501 %
B8       N/A             1,000.00000000      0.10649599      3.65958667      3.76608267    999.89350401       B8       4.391501 %
B9       N/A             1,000.00000000      0.10650028      3.65958497      3.76608525    999.89349972       B9       4.391501 %
B10      N/A             1,000.00000000      0.10649904      3.65958388      3.76608291    999.89350096       B10      4.391501 %
R        N/A             1,000.00000000  1,000.00000000      6.00000000  1,006.00000000      0.00000000       R        4.391501 %
TOTALS                   1,000.00000000     17.57772276      3.01240313     20.59012589    982.42227724
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A2X1     863579KJ6       1,000.00000000      0.00000000      1.28458426      1.28458426    981.09746318       A2X1     1.541501 %
A2X2     863579KK3       1,000.00000000      0.00000000      0.04166669      0.04166669    981.09746318       A2X2     0.050000 %
BX       863579KT4       1,000.00000000      0.00000000      0.78401049      0.78401049    999.89350147       BX       0.940812 %
----------------------------------------------------------------------------------------------------    --------------------------

                             COLLATERAL GROUP DETAIL

Weighted Average Coupon Rate                                                                   4.643056 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                        4.391501 %
Ending Weighted Average Net Rate (Pass Through Rate)                                           4.396810 %
Beginning Loan Count                                                                                  825
Ending Loan Count                                                                                     810
Beginning Scheduled Balance                                                                324,306,647.46
Ending Scheduled Balance                                                                   318,606,075.12
Scheduled Principal                                                                             34,538.25
Unscheduled Principal                                                                        5,666,034.09
Net Liquidation Proceeds                                                                             0.00
Insurance Proceeds                                                                                   0.00
Advances                                                                                             0.00
Scheduled Interest                                                                           1,254,811.69
Servicing Fee                                                                                   67,983.96
Master Servicing Fee                                                                                 0.00
Trustee Fee                                                                                          0.00
Net Interest                                                                                 1,186,827.46
Realized Loss Amount                                                                                 0.00
Cumulative Realized Loss                                                                             0.00
Cumulative Loss as a Percentage of Original Collateral                                         0.000000 %
Bankruptcy Loss                                                                                      0.00
Fraud Loss                                                                                           0.00
Special Hazard Loss                                                                                  0.00
Prepayment Penalties                                                                                 0.00
Relief Act Interest Shortfall                                                                        0.00
Prepayment Interest Shortfall                                                                        0.00

Sec. 4.03(ix)                       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                     Group Totals
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                         0                     0.00                  0.00 %
                                    2 Month                         0                     0.00                  0.00 %
                                    3 Month                         0                     0.00                  0.00 %
                                     Total                          0                     0.00                  0.00 %

                                    Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %

Sec. 4.03(x)                        Number and Aggregate Principal Amounts of REO Loans
                                    Group Totals
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %
Fraud Loss Limit                                                                                        6,486,132.00
Bankruptcy Loss Limit                                                                                     100,000.00
Special Hazard Loss Limit                                                                               6,755,000.00

Sec. 4.03(xii)          Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                                              0.00
Class A2 Shortfall                                                                                              0.00
Class a2x1 Shortfall                                                                                            0.00
Class a2x2 Shortfall                                                                                            0.00
Class B1 Shortfall                                                                                              0.00
Class B2 Shortfall                                                                                              0.00
Class B3 Shortfall                                                                                              0.00
Class BX Shortfall                                                                                              0.00
Class B4 Shortfall                                                                                              0.00
Class B5 Shortfall                                                                                              0.00
Class B6 Shortfall                                                                                              0.00
Class B7 Shortfall                                                                                              0.00
Class B8 Shortfall                                                                                              0.00
Class B9 Shortfall                                                                                              0.00
Class B10 Shortfall                                                                                             0.00
Class R Shortfall                                                                                               0.00

                       Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class a2x1 Relief Act and Prepayment Interest Shortfall                                                    0.00
Class a2x2 Relief Act and Prepayment Interest Shortfall                                                    0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                      0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class B7 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class B8 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class B9 Relief Act and Prepayment Interest Shortfall                                                      0.00
Class B10 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class R Relief Act and Prepayment Interest Shortfall                                                       0.00
Total Relief Act and PPIS                                                                                  0.00

Sec. 4.03(xv)        Subordiante Floating Rate Certificate Shortfall:
                Carryover Balance with respect to such Distribution Date
                Class B1                                                                                   0.00
                Class B2                                                                                   0.00
                Class B3                                                                                   0.00
                Class B4                                                                                   0.00
                Class B5                                                                                   0.00
                Class B6                                                                                   0.00

                Interest Carryover Amount Occured This Period
                Class B1                                                                                   0.00
                Class B2                                                                                   0.00
                Class B3                                                                                   0.00
                Class B4                                                                                   0.00
                Class B5                                                                                   0.00
                Class B6                                                                                 460.48

                Interest Carryover Amount Paid This Period
                Class B1                                                                                    0.00
                Class B2                                                                                    0.00
                Class B3                                                                                    0.00
                Class B4                                                                                    0.00
                Class B5                                                                                    0.00
                Class B6                                                                                  460.48

                Remaining Interest Carryover Amount
                Class B1                                                                                    0.00
                Class B2                                                                                    0.00
                Class B3                                                                                    0.00
                Class B4                                                                                    0.00
                Class B5                                                                                    0.00
                Class B6                                                                                    0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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